UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 22, 2018

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement.

The disclosure set forth in the first paragraph under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04.  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

On March 22, 2018 (the “Redemption Date”), Abbott Laboratories (the “Company”) redeemed all of the $947,211,000 outstanding aggregate principal amount of its 5.125% Notes due 2019 (the “5.125% Notes”), issued pursuant to that certain Indenture, dated as of February 9, 2001 (the “Base Indenture”), between Abbott Laboratories, as issuer, and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A.), as trustee, as amended and supplemented by that certain Supplemental Indenture, dated as of February 27, 2006 (the “Supplemental Indenture”), and the Actions of the Authorized Officers, dated as of February 26, 2009 (together with the Base Indenture and the Supplemental Indenture, the “5.125% Notes Indenture”), in accordance with the terms of the 5.125% Notes Indenture.  The Company redeemed the 5.125% Notes at a redemption price equal to 102.645% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Also on the Redemption Date, the Company redeemed $1,054,500,000 of the $2,850,000,000 outstanding aggregate principal amount of its 2.350% Notes due 2019 (the “2.350% Notes”), issued pursuant to that certain Indenture, dated as of March 10, 2015, between the Company, as issuer, and U.S. Bank National Association, as trustee, as amended and supplemented by that certain Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of the Indenture, dated as of November 22, 2016 (collectively, the “2.350% Notes Indenture”), in accordance with the terms of the 2.350% Notes Indenture.  The Company redeemed the 2.350% Notes at a redemption price equal to 100.000% of the aggregate principal amount of such 2.350% Notes redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.  The partial redemption of the 2.350% Notes resulted in $1,795,500,000 aggregate principal amount of 2.350% Notes remaining outstanding.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: March 22, 2018	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance and Chief Financial Officer

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